UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 26, 2020
NORDSTROM, INC.
(Exact name of registrant as specified in its charter)

Washington	001-15059	91-0515058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1617 Sixth Avenue, Seattle, Washington 98101
(Address of principal executive offices)
Registrant’s telephone number, including area code (206) 628-2111
Inapplicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, without par value	JWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 Results of Operations and Financial Condition
On March 3, 2020, Nordstrom, Inc. issued an earnings release announcing its results of operations for the quarter and year ended February 1, 2020, its financial position as of February 1, 2020, and its cash flows for the year ended February 1, 2020. A copy of this earnings release is attached as Exhibit 99.1.
ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
e) Compensatory Arrangements of Certain Officers
On February 26, 2020, the Compensation, People and Culture Committee (the “Committee”) of the Board of Directors of the Company approved the following actions relative to salary and performance-based awards for the Company’s Principal Executive Officer, Principal Financial Officer and the Named Executive Officers ("NEOs") set forth in the Company’s proxy statement dated April 12, 2019 (collectively the “Executives”):

Executive	2019 Bonus[1]	2020 Base Salary[2]
Erik B. Nordstrom Chief Executive Officer (Principal Executive Officer)	$708,591	$758,500
Peter E. Nordstrom President, Nordstrom Inc. and Chief Brand Officer	$708,591	$758,500
Anne L. Bramman Chief Financial Officer (Principal Financial Officer)	$564,500	$800,000
Kenneth J. Worzel Chief Operating Officer	$645,433	$875,000
Christine F. Deputy Chief Human Resources Officer	$338,700	$625,000
1 Nordstrom follows a pay-for-performance philosophy. The Company’s compensation plans are designed to encourage executives to focus on goals that align with business strategy, operating performance and shareholder values. In support of our philosophy, performance-based awards pay out only when pre-determined performance results are achieved. The 2019 cash bonuses were determined based on the achievement of pre-established performance measures set by the Committee under the shareholder-approved Nordstrom, Inc. Executive Management Bonus Plan.
2 Base salary amounts disclosed represent an increase of $25,000 for Christine Deputy, effective April 1, 2020. Salary amounts for the other Named Executive Officers are unchanged from base salary amounts in 2019.
Also on February 26, 2020, the Committee certified the level of attainment of the pre-established performance goals for the 2017 Performance Share Unit (“PSU”) grant relating to the fiscal years 2017 through 2019. The Company’s ranking within its peer group did not exceed the fortieth percentile. Accordingly, the 2017 PSUs did not vest and were canceled without payment to the Executives.
On that same date, the Committee determined to award stock option grants to Erik Nordstrom and Peter Nordstrom, effective March 9, 2020, the first open window trading date after Committee approval. Stock options were granted pursuant to the terms of the Nordstrom, Inc. 2019 Equity Incentive Plan (the “Equity Plan”) and have a term of ten years with an exercise price equivalent to the closing price of the Company’s Common Stock on March 9, 2020. Vesting occurs at a rate of 25% annually, beginning one year from the tenth day of the month immediately following the date of grant. The number of options to be awarded to each individual is a function of base pay, an option long-term incentive (LTI) percentage and the fair value of an option. The Binomial Lattice model is used to estimate the fair value of an option. This model requires the input of certain assumptions, including the risk-free interest rate, volatility, dividend yield and expected life. The formula for determining the number of options granted is:
No. of Options = (base pay x option LTI%) / option fair value
This summary of the key terms of the foregoing nonqualified stock option grants is qualified in its entirety by the provisions of the 2020 Nonqualified Stock Option Award Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference. The number of options actually granted to Erik Nordstrom and Peter Nordstrom, once determined, will be reported in an amendment to this Current Report on Form 8-K.
On February 26, 2020, the Committee also determined to award restricted stock units (“RSUs”) to Anne Bramman, Kenneth Worzel and Christine Deputy pursuant to the terms of the Equity Plan. The RSU awards are effective

March 9, 2020. RSUs entitle the participant to settle in shares of Company Common Stock. Vesting occurs at a rate of 25% annually, beginning one year from the tenth day of the month immediately following the date of grant. The number of RSUs to be awarded to each individual is a function of base pay, an RSU LTI percentage and the fair value of an RSU. The fair value of an RSU is calculated as the stock price as of the effective date less the present value of Company stock dividends over the vesting period. This calculation requires the input of certain assumptions, including the risk-free interest rate and the expected Company stock dividends. The formula for determining the number of RSUs granted is:
No. of RSUs = (base pay x RSU LTI%) / RSU fair value
This summary of the key terms of the RSU awards is qualified in its entirety by the provisions of the 2020 Restricted Stock Unit Award Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated by reference. The number of RSUs actually granted to each of the NEOs, once determined, will be reported in an amendment to this Current Report on Form 8-K.
On February 26, 2020, the Committee also determined to award PSUs to the Executives pursuant to the terms of the Equity Plan. The PSU awards are effective March 9, 2020. PSUs may only be settled in shares of Company Common Stock upon the achievement of such performance goals as may be established by the Committee at the time of grant based on any one or a combination of certain performance criteria enumerated in the Equity Plan. The 2020 PSUs may be earned over a three-year period from fiscal year 2020 through fiscal year 2022. The percentage of PSUs granted that will actually be earned at the end of the three-year period is based upon the Company’s free cash flow, earnings before interest and tax (EBIT) margin percent, and market share results over that same period. The number of PSUs to be awarded to each individual is a function of base pay, a PSU LTI percentage and the fair value of a PSU. The fair value of a PSU is calculated as the stock price as of the effective date less the present value of Company stock dividends over the vesting period. This calculation requires the input of certain assumptions, including the risk-free interest rate and the expected Company stock dividends. The formula for determining the number of PSUs granted is:
No. of PSUs = (base pay x PSU LTI%) / PSU fair value
This summary of the key terms of the PSU awards is qualified in its entirety by the provisions of the 2020 Performance Share Unit Award Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.3 and incorporated by reference. The number of PSUs actually awarded to each of the Executives, once determined, will be reported in an amendment to this Current Report on Form 8-K.
ITEM 7.01 Regulation FD Disclosure
On March 3, 2020, Nordstrom, Inc. issued an earnings release announcing its results of operations for the quarter and year ended February 1, 2020, its financial position as of February 1, 2020, and its cash flows for the year ended February 1, 2020. A copy of this earnings release is attached as Exhibit 99.1.
The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by a specific reference in such filing.
ITEM 8.01 Other Events
On February 27, 2020, Nordstrom, Inc. issued a press release announcing that the Board of Directors has approved a quarterly dividend. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

10.1	Form of 2020 Nonqualified Stock Option Award Agreement
10.2	Form of 2020 Restricted Stock Unit Award Agreement
10.3	Form of 2020 Performance Share Unit Award Agreement
99.1
Nordstrom earnings release dated March 3, 2020 relating to the Company's results of operations for the quarter and year ended February 1, 2020, its financial position as of February 1, 2020, and its cash flows for the year ended February 1, 2020.

99.2	Press release of Nordstrom, Inc., dated February 27, 2020
99.3	Multimedia materials
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
(Registrant)

/s/ Ann Munson Steines
Ann Munson Steines
Executive Vice President,
General Counsel and Corporate Secretary

Date: March 3, 2020